UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Report of Event occurring on February 26, 1998


Commission File No. 33-55254-15


                                 GRANDEUR, INC.



        NEVADA                                            87-043851
(State or other jurisdiction                 (I.R.S. Employer Identification of
incorporation or organization)               Number)

                            1800 E. Sahara, Suite 107
                             LAS VEGAS, NEVADA 89104
                    (Address of principal executive offices)

Registrant's telephone number, including area code (702) 693-5744

                                 AMENDMENT NO. 1

The  undersigned   registrant  hereby  amends  the  following  items,  financial statements, exhibits, or other portions of its CURRENT REPORT on Form 8-K/A dated March 9, 1998 as follows:

         Attached are unaudited financial statements as of February 28, 1998 and audited financial statements as of May 31, 1997, 1996, and 1995 for 3127575 Canada Inc., a subsidiary that was acquired on February 26, 1998. Pro forma information on a consolidated basis would be the same as the separate statements of the subsidiary as the Registrant had no assets or operations for the periods presented.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Grandeur, Inc.
                                            (Registrant)



Date:  August 11, 1998                     By: /s/
                                               Pierre DeLanauze
                                               President and Director
                                               Grandeur, Inc.

3127575 Canada Inc.
(a development stage enterprise)
FINANCIAL STATEMENTS



May 31, 1997, May 31,1996 and
May 31, 1995
(expressed in Canadian dollars)

April 9, 1998




AUDITORS' REPORT




To the Board of Directors of
3127575 Canada Inc.
(a development stage enterprise)

We have audited the balance sheet of 3127575 Canada Inc. (a development stage enterprise) as at May 31, 1997, May 31, 1996 and May 31, 1995 and the statements of loss and deficit and changes in financial position for each of the years in the three-year period ended May 31, 1997. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at May 31, 1997, May 31, 1996 and May 31, 1995 and the results of its operations and the changes in its financial position for each of the years in the three-year period ended May 31, 1997 in accordance with generally accepted accounting principles in Canada.




/s/ Price Waterhouse
Chartered Accountants

3127575 CANADA INC.
(a development stage enterprise)



BALANCE SHEET
(expressed in Canadian dollars)


                                              May 31            May 31           May 31         February 28
                                               1995              1996              1997             1998
                                        -----------------------------------------------------------------------
                                                                                                (unaudited)
Assets
Current assets
    Cash                                $       811       $          82    $       80,661    $            -
    Sales taxes receivable                        -                   -            71,731           112,066
    Prepaid expenses                              -                   -            62,020            87,364
    Advances to a common control             49,289              52,792           228,722           116,655
        company, without interest
        (Note 3)
    Shareholder loan, without interest            -                                17,381           233,241

                                        -----------------------------------------------------------------------
                                             50,100              52,874           460,515           549,326

Capital assets (Note 4)                           -                   -           119,734           187,080

Other asset

    License (Note 5)                              -                   -                 -                 1
                                        -----------------------------------------------------------------------
                                        $    50,100       $      52,874    $      580,249    $      736,407
                                        -----------------------------------------------------------------------


Liabilities

Current liabilities

    Bank overdraft                      $         -       $           -    $            -    $       39,869
    Accounts payable and accrued                  -               3,000            61,332           281,796
        liabilities
    Advances from a common control                -                   -           101,912           137,688
        company, without interest
    Due to a shareholder (Note 5)                 -                   -                 -         1,413,300

                                        -----------------------------------------------------------------------

                                                  -               3,000           163,244         1,872,653

Long-term debt (Note 6)                      50,000              50,000           239,350           354,350

Loan from a shareholder, without                  -                   -         1,000,000                 -
    interest or repayment terms

Share Capital and Deficit
Share capital (Note 7)                          100                 100               100               100
Deficit                                           -                (226)         (822,445)       (1,490,696)
                                        -----------------------------------------------------------------------
                                                100                (126)         (822,345)       (1,490,596)
                                        -----------------------------------------------------------------------
                                        $    50,100           $  52,874    $      580,249    $      736,407
                                        -----------------------------------------------------------------------

Approved by the Board                                       Director                                    Director

3127575 CANADA INC.
(a development stage enterprise)

STATEMENT OF LOSS AND DEFICIT
(expressed in Canadian dollars)


                                            Year ended        Year ended       Year ended        Nine-month
                                              May 31            May 31           May 31         period ended
                                                                                                February 28
                                               1995              1996              1997             1998
                                        -----------------------------------------------------------------------
                                                                                                (unaudited)
Revenue
    Interest                            $            -     $        5,000     $          -    $              -
    Management income                                -              3,000                -                   -

                                        -----------------------------------------------------------------------

                                                     -              8,000                -                   -

Expenses

    Research and development costs                   -                  -          135,348              62,581
    Salaries and fringe benefits                     -                  -          110,561             237,057
    Publicity                                        -                  -           17,208              12,119
    Travel and entertainment                         -                  -            8,976              28,619
    Repairs on and lease of vehicles                 -                  -           17,442              30,688
    Rent                                             -                  -           59,897              49,836
    Heat and electricity                             -                  -            1,762               1,348
    Repairs and maintenance                          -                  -           28,580                   -
    Insurance and license                            -                  -           31,497              14,717
    Office expenses                                  -                  -           20,642              19,643
    Professional fees                                -              3,000           75,904             100,576
    Interest on long-term debt                       -              5,044                -               7,900
    Bank charges                                     -                182            2,871               9,389
    Provision on common control                      -                  -          290,402                   -
        company advances
    Amortization of capital assets                   -                  -           21,129              50,512
                                        -----------------------------------------------------------------------
                                                     -              8,226          822,219             624,985

                                        -----------------------------------------------------------------------
Net loss                                             -               (226)        (822,219)           (624,985)

Deficit at beginning of period                       -                  -              226             822,445

Amount from contributed                              -                  -                -              43,266
surplus (Note 8)
                                        -----------------------------------------------------------------------
Deficit at end of period                $            -     $          226     $    822,445    $      1,490,696
                                        -----------------------------------------------------------------------


3127575 CANADA INC.
(a development stage enterprise)


STATEMENT OF CHANGES IN FINANCIAL POSITION
(expressed in Canadian dollars)


                                            Year ended        Year ended       Year ended        Nine-month
                                              May 31            May 31           May 31         period ended
                                                                                                February 28
                                               1995              1996              1997             1998
                                        -----------------------------------------------------------------------
                                                                                                (unaudited)
Operating activities
    Net loss                            $            -       $      (226)    $   (822,219)    $    (624,985)
    Items not affecting cash
        Amortization of capital assets               -                 -           21,129            50,512
        Provision on common control                  -                 -          290,402                 -
           company advances
                                        -----------------------------------------------------------------------
                                                     -              (226)        (510,688)         (574,473)

    Changes in non-cash operating                    -             3,000            9,112           (25,299)
        working capital
                                        -----------------------------------------------------------------------
                                                     -             2,774         (501,576)         (599,772)

Financing activities

    Long-term debt                              50,000                 -          239,350           115,000
    Repayment of long-term debt                      -                 -          (50,000)                -
    Loan from a shareholder                          -                 -        1,000,000           370,033
    Due to a shareholder                             -                 -                -         1,413,300
    Repayment of loan to a shareholder               -                 -                -        (1,370,033)
    Increase in contributed surplus                  -                 -                -         1,370,033
    Share issues                                   100                 -                -                 -
                                        -----------------------------------------------------------------------
                                                50,100                 -        1,189,350         1,898,333

Investing activities
    Advances from a common control             (49,289)           (3,503)        (466,332)          112,067
        company
    Additions to capital assets                      -                 -         (140,863)         (117,858)
    License                                          -                 -                -        (1,413,300)
                                        -----------------------------------------------------------------------
                                               (49,289)           (3,503)        (607,195)       (1,419,091)

                                        -----------------------------------------------------------------------

Increase (decrease) in cash during                 811              (729)          80,579          (120,530)
    the period

Cash, beginning of period                            -               811               82            80,661


                                        -----------------------------------------------------------------------
Cash (bank overdraft), end of period    $          811       $        82     $     80,661     $     (39,869)
                                        -----------------------------------------------------------------------


3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)




1       Incorporation and nature of operations

        3127575 Canada Inc., a development stage enterprise, was incorporated under the Canada Business Corporations Act on March 13, 1995 and operates under the name of DelSecur. The company is involved in the research, development and commercialization of the "DEL ID" project.

2       Significant accounting policies

        The financial statements are expressed in Canadian dollars and have been prepared in accordance with accounting principles generally accepted in Canada.

        Capital assets and amortization
        Capital assets are recorded at cost. Amortization is calculated using the declining balance method at a rate of 30% for computer equipment.

        The  carrying  value  of  the  capital  assets  is  evaluated   whenever
        significant events or changes occur that might indicate an impairment through comparison of the carrying value to the net recoverable amount.

        Research and development costs
        Research   costs,   which  include  all  costs   incurred  to  establish
        technological feasibility, are charged to operations in the year in which they are incurred.

        Development   costs  are   evaluated   for   deferral   and   subsequent
        amortization. As at May 31, 1997, the company has not deferred any development costs.

        License
        Amortization of the capitalized license will commence at such time as related sales revenues are generated.

        The carrying value of the license is evaluated whenever significant events or changes occur that might indicate an impairment through comparison of the carrying value to the net recoverable amount.

        Use of estimates
        The financial statements have been prepared in conformity with generally accepted accounting principles and, as such, include amounts based on informed estimates and judgements of management with consideration given to materiality. Actual results could differ from those estimates.

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)




3       Advances to a common control company


                                              May 31            May 31           May 31         February 28
                                               1995              1996             1997              1998
                                        -----------------------------------------------------------------------
                                                                                               (unaudited)
        Balance, beginning of period    $            -     $      49,289     $     52,792    $       519,124

        Advances during the period              49,289             3,503          466,332                  -
        Charges net of payments                      -                 -                -           (112,067)
                                        -----------------------------------------------------------------------
                                                49,289            52,792          519,124            407,057

           Provision on common                       -                 -         (290,402)          (290,402)
           control company advances

                                        -----------------------------------------------------------------------
        Balance, end of period          $       49,289     $      52,792     $    228,722    $       116,655
                                        -----------------------------------------------------------------------

4       Capital assets


                                                        May 31, 1997
                                           Cost          Accumulated        Net book
                                                        amortization         value
                                    -----------------------------------------------------
        Computer equipment          $    140,863      $    21,129       $    119,734
                                    -----------------------------------------------------

                                                      February 28, 1998
                                           Cost          Accumulated        Net book
                                                        amortization         value
                                    -----------------------------------------------------
                                                         (unaudited)
        Computer equipment          $    258,721      $    71,641       $    187,080
                                    -----------------------------------------------------

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)




5       License

        On November 12, 1997, the shareholder of the company and owner of an invention consisting of an apparatus and method, including related software, for scanning and storing an optical representation of a finger's capillary lines has entered into an agreement with the company whereby he has granted to the company the exclusive right to commercialize the invention which shall include, among other things, manufacturing and marketing the invention under the terms and conditions contained therein for the consideration of US$1,000,000 (CDN$1,413,300).

        This transaction was measured at its carrying value of $1. The excess of the consideration received and the carrying value was recorded against contributed surplus and deficit.

6       Long-term debt


                                              May 31            May 31           May 31         February 28
                                               1995              1996             1997              1998
                                         -----------------------------------------------------------------------
                                                                                                (unaudited)
        Bank loan guaranteed by the      $     50,000      $      50,000      $         -   $              -
        Societe  de  Developpement
        Industriel  du  Quebec  and
        by a  general mortgage on
        debts,  bearing  interest
        at the prime rate plus 1 3/4%,
        repaid in 1997

        Loan bearing interest at a                  -                  -          239,350           354,350
        monthly rate of 0.5% to 1%,
        without specific repayment
        terms
                                         -----------------------------------------------------------------------
                                         $     50,000      $      50,000      $   239,350   $       354,350
                                         -----------------------------------------------------------------------

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)




7       Share capital


                                              May 31            May 31           May 31         February 28
                                               1995              1996             1997              1998
                                        -----------------------------------------------------------------------
                                                                                                (unaudited)
 Authorized
   Unlimited number of
   Class A voting, participating
   shares, entitled to dividends,
   without par value, convertible
   at the option of the management
   of the company and of the majority
   Class D shareholders on the
   basis of one Class A share
   for one Class D share

   Unlimited number of Class B
   share, voting, participating,
   entitled to dividends, without
   par value

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)




7      Share capital ...continued


                                              May 31            May 31           May 31         February 28
                                               1995              1996             1997              1998
                                        -----------------------------------------------------------------------
                                                                                                (unaudited)
    Unlimited number of Class C shares,
    voting,  non-participating, not
    entitled to dividends and redeemable
    at the option of the company at
    the paid-up capital, without par
    value

    Unlimited  number of Class D shares,
    non-voting,  non-participating,
    entitled to a non-cumulative
    monthly dividend of 1% of the
    redeemable value as described
    hereinafter, ranking in priority
    to Class A, B, E, F and G shares,
    redeemable at the option of the
    holder at the paid-up capital
    plus an amount equal to the
    difference  between their paid-up
    capital and the fair market value
    of  Class A  shares  upon  their
    exchange for Class D shares,
    without par value

    Unlimited  number of Class E
    shares, non-voting,
    non-participating, entitled
    to a non-cumulative monthly
    dividend of 1% of the
    redeemable value described
    hereinafter, ranking in
    priority to Class A, B, F
    and G shares, redeemable at
    the option of the holder at
    the paid-up capital plus an
    amount equal to the difference
    between  the fair market value
    received on the issuance of
    Class E shares and the paid-up
    capital, without par value

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)




7      Share capital ...continued


                                              May 31            May 31           May 31         February 28
                                               1995              1996             1997              1998
                                        -----------------------------------------------------------------------
                                                                                                (unaudited)
      Unlimited number of Class F
      shares, non-voting,
      non-participating, entitled
      to a $1 non-cumulative
      dividend, ranking in priority to
      Class A, B and G shares,
      redeemable at the option of
      the holder at the paid-up
      capital plus declared but
      unpaid dividends, without
      par value

      Unlimited  number of Class G
      shares,  non-voting,
      non-participating, entitled
      to a $1  non-cumulative
      dividend, ranking in priority
      to Class A and B shares,
      redeemable at the option of
      the company at the paid-up
      capital plus declared but
      unpaid dividends, without
      par value

        Issued
           100 Class B shares           $     100         $     100        $     100       $       100
                                        -----------------------------------------------------------------------

8      Contributed surplus


                                              May 31            May 31           May 31         February 28
                                               1995              1996             1997              1998
                                        -----------------------------------------------------------------------
                                                                                                (unaudited)
           Balance, beginning of period $          -      $             -  $            -  $                -

           Add: Shareholder loan *                 -                    -               -           1,370,033

           Deduct: License (Note 5)                -                    -               -          (1,413,299)
                                        -----------------------------------------------------------------------
                                                   -                    -               -             (43,266)

           Amount transferred to deficit           -                    -               -              43,266
                                        -----------------------------------------------------------------------
           Balance,  end of period      $          -      $             -  $            -  $                -
                                        -----------------------------------------------------------------------

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)







8       Contributed surplus ...continued

           * From June 1997 to February 24, 1998, further advances were made by the shareholder totalling $370,033. On February 24, the shareholder contributed the full amount of the loan outstanding of $1,370,033 to capital. Accordingly, the amount has been accounted for as contributed surplus.

9      Income tax

        The company has accumulated losses for income tax purposes totalling approximately $1,079,000 for which the benefits have not been recognized in the financial statements. These losses can be deducted from future years' taxable income and expire as follows:


        2004                           $566,000
        2005                           $513,000


10     Related party transactions

        During the period, the company made some transactions with two companies owned by the same shareholder.

                            May 31      May 31         May 31     February 28
                             1995        1996           1997          1998
                         -------------------------------------------------------
                                                                  (unaudited)
        Expenses         $        -   $         -    $  458,300   $   116,128
                         -------------------------------------------------------


        These transactions occurred in the normal course of the company's activities and are measured at fair value, which represents the exchange value.

11     Contingency

        An application was filed by a shareholder of Delsynchro Inc., a common control company, who has requested authorization from the Court to institute proceedings on behalf of Delsynchro Inc. requesting the Court to declare Delsynchro Inc. owner of the invention known as "DEL ID" and the related rights.

        Management believes that the resolution of the litigations in which Delsynchro Inc. is involved would not have a material adverse effect on the financial condition or results of operations of 3127575 Canada Inc.

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)




12     Financial instruments

        Fair value
        Due to their short-term maturity, the carrying values of certain financial instruments were assumed to approximate their fair values. The financial instruments include: sales taxes receivable, advances to a common control company and shareholder loan included in current assets, bank overdraft, accounts payable and accrued liabilities, advances from a common control company and due to a shareholder included in current liabilities, and long-term debt and loan from a shareholder included in long-term liabilities.

        The fair value of these financial instruments is not significantly different than their carrying amounts.

        Interest rate risk
        The company's exposure to interest rate risk is as follows:

        Sales taxes receivable                        Non-interest bearing
        Advances to a common control company          Non-interest bearing
        Shareholder loan                              Non-interest bearing
        Accounts payable and accrued liabilities      Non-interest bearing
        Advances from a common control company        Non-interest bearing
        Due to a shareholder                          Non-interest bearing
        Long-term debt                                Monthly rate of 0.5% to 1%
        Loan from a shareholder                       Non-interest bearing

        Credit risk
        The company's exposure to credit risk is as indicated by the carrying amounts of the financial assets.

        The company may be exposed to losses in the future if the debtors fail to pay. Significant portions of amounts receivable are from related parties.

13     Subsequent event

        On February 26, 1998 all of the issued and outstanding shares of the company were acquired by Grandeur Inc., a U.S. development stage company incorporated as a Nevada corporation.

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)




14     United States generally accepted accounting principles

        The financial statements have been prepared in accordance with generally accepted accounting principles in Canada (Canadian GAAP) which, in the case of 3127575 Canada Inc., conform in all material respects with GAAP in the United States (U.S. GAAP), except as set forth below.

        Statement of operations
        Under Canadian GAAP, income taxes are accounted for using the deferral method whereas under U.S. GAAP, the liability method would be used.

        Under U.S. GAAP, 3127575 Canada Inc. would have recognized a deferred tax asset of $410,000 on net operating loss carryforwards. In addition, 3127575 Canada Inc. would have created a valuation allowance equal to this deferred tax asset to bring down its value to nil. Consequently, there are no material differences on net earnings with respect to income taxes.

        Change in financial position
        Under U.S. GAAP, the following amounts would be reported:

                                           May 31         May 31          May 31          February 28
                                            1995           1996            1997               1998
                                     -------------------------------------------------------------------
                                                                                          (unaudited)
        Net cash provided by (used
           in)
               Operating activities  $          -     $      2,774     $    (448,784)    $    (599,772)
               Financing activities        50,100                -         1,189,350           524,902
               Investing activities       (49,289)          (3,503)         (659,987)           (5,791)

                                     -------------------------------------------------------------------
        Net increase (decrease)      $        811     $       (729)    $      80,579     $     (80,661)
           in cash
                                     --------------------------------------------------------------------------


        Under U.S. GAAP, the statement of changes in financial position would reconcile the opening balance of cash and cash equivalents to the amount of cash and cash equivalents at the end of the year without regard to bank overdraft not constituting cash equivalents. Consequently, under U.S. GAAP, the variation in bank overdraft not considering cash equivalents would be disclosed as a financing activity. Such amount is $39,869 for the nine-month period ended February 28, 1998.

        Canadian GAAP allows the disclosure of a subtotal of the amount of cash provided by operating activities before cash provided by non-cash operating working capital items. U.S. GAAP requires a statement of changes in financial position without subtotal.

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)





14     United States generally accepted accounting principles...continued

        Under U.S. GAAP, the statement of changes in financial position would not present transactions that are non-cash. Such elements would be presented in a note of changes in financial position. During the nine-month period ended February 28, 1998, the repayment of loan from a shareholder, the increase in contributed surplus, the acquisition of a license and the related due to a shareholder were non-cash transactions.

        The net change in non-cash operating working capital items is as follows:

                                        May 31         May 31         May 31      February 28
                                         1995           1996           1997           1998
                                     ----------------------------------------------------------
                                                                                  (unaudited)
        Sales taxes receivable       $        -    $        -      $   (71,731)  $    (40,335)
        Prepaid expenses                      -             -          (62,020)       (25,344)
        Shareholder loan                      -             -          (17,381)      (215,860)
        Trade accounts payable                -             -           43,585        141,977
        Accrued liabilities                   -         3,000           14,747         78,487
        Advances from a common                -             -          101,912         35,776
           control company
                                     ----------------------------------------------------------
                                     $        -    $    3,000      $     9,112   $    (25,299)
                                     ----------------------------------------------------------


        Other disclosures
        The disclosure of the following amounts is required under U.S. GAAP:

                                           May 31             May 31            May 31          February 28
                                            1995               1996              1997               1998
                                     --------------------------------------------------------------------------
                                                                                                (unaudited)
        Trade accounts payable           $-                $-                 $43,585           $185,562
        Accrued liabilities               -                 3,000              17,747             96,234
                                     --------------------------------------------------------------------------
                                         $-                $3,000             $61,332           $281,796
                                     --------------------------------------------------------------------------

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)





14      United States generally accepted accounting principles...continued

        Development stage enterprise disclosure

        Statement of loss and deficit

                                             Year ended         Nine-month
                                               May 31          period ended
                                                1997           February 28
                                                                   1998
                                         -------------------------------------
                                                               (unaudited)
        Cumulative revenue                   $  8,000          $    8,000
                                         -------------------------------------
        Cumulative expenses                  $830,445          $1,455,430
                                         -------------------------------------
        Cumulative net loss                  $822,445          $1,447,430
                                         -------------------------------------

        Statement of changes in financial position

                                             Year ended         Nine-month
                                               May 31          period ended
                                                1997           February 28
                                                                   1998
                                         -------------------------------------
                                                               (unaudited)
        Operating activities                 $ (446,010)       $(1,045,782)
                                         -------------------------------------
        Financing activities                 $1,239,450        $ 1,764,352
                                         -------------------------------------
        Investing activities                 $ (712,779)        $ (718,570)
                                         -------------------------------------



        Balance sheet and statement of loss and deficit
        The deficit should read "Deficit accumulated during the development stage".

3127575 CANADA INC.
(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS ...continued
For the three-year period ended May 31, 1997
(All information as at and for the nine-month period ended February 28, 1998 is unaudited.)
(expressed in Canadian dollars)



14      United States generally accepted accounting principles...continued

        Unaudited interim financial statement presentation
        The unaudited interim balance sheet as of February 28, 1998 and the unaudited interim statements of loss and deficit and changes in financial position for the nine months ended February 28, 1998 have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results for the nine-month period ended February 28, 1998 are not necessarily indicative of the results that may be expected for the year ending May 31, 1998.